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                                                                   EXHIBIT 10.51

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                     FIRST AMENDMENT TO ALLIANCE AGREEMENT
                                    BETWEEN
                        SYSTEM SOFTWARE ASSOCIATES, INC.
                                      AND
                             HARBINGER CORPORATION


This FIRST AMENDMENT ("Amendment") dated the 15th day of February, 1996 and effective as of December 31, 1995, is between HARBINGER CORPORATION (hereinafter "Harbinger") and SYSTEM SOFTWARE ASSOCIATES, INC. (hereinafter "SSA"). This Amendment amends and revises the Alliance Agreement between Harbinger and SSA entered into as of July 21, 1995 (hereinafter "the Agreement").

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Harbinger and SSA agree as follows:

1. Subparagraph (i) of Section 6F shall be deemed deleted in its entirety and replaced with the following:

(i) SSA shall remain obligated to make the Minimum Royalty Payments to Harbinger as set forth above irrespective of the date of termination and, notwithstanding anything which may be stated to the contrary, Harbinger's election not to perform any enhancements under Section 3C(xii).

2. Except as set forth in Paragraph 1 above, the terms and conditions of the Agreement remain in full force and effect between Harbinger and SSA. Upon execution by both parties hereto, this First Amendment shall be attached to and form a part of the Agreement. This First Amendment may be executed in duplicates, all of which when taken together shall constitute the full and binding agreement of the parties.

This First Amendment shall be effective as of the 31st day of December, 1995.


        Acceptance By:                     Acceptance By:
        SYSTEM SOFTWARE ASSOCIATES,        HARBINGER CORPORATION
        INC.


              /s/ J. J. Skadra                   /s/ Joel G. Katz
        ---------------------------------  -----------------------------
        Signature                          Signature

              Chief Financial Officer          Vice President - Finance
        ---------------------------------  -----------------------------
        Title                              Title

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